Heitman US Real Estate Securities Fund
SCHEDULE OF INVESTMENTS (UNAUDITED)
September 30, 2020

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (REITs) - 97.05%
Diversified REITs - 4.23%
American Assets Trust, Inc.	26,721	$643,709
Essential Properties Realty Trust, Inc.	59,540	1,090,773
		1,734,482
Health Care REITs - 12.56%
Healthpeak Properties, Inc.	46,887	1,272,982
New Senior Investment Group, Inc.	49,508	198,032
Physicians Realty Trust	62,068	1,111,638
Welltower, Inc.	46,726	2,574,135
		5,156,787
Hotel & Resort REITs - 3.90%
Apple Hospitality REIT, Inc.	67,119	645,014
DiamondRock Hospitality Company	150,070	760,855
Summit Hotel Properties, Inc.	37,375	193,602
		1,599,471
Industrial REITs - 17.02%
Duke Realty Corporation	62,073	2,290,494
First Industrial Realty Trust, Inc.	39,980	1,591,204
Prologis, Inc.	24,157	2,430,677
Rexford Industrial Realty, Inc.	14,761	675,463
		6,987,838
Office REITs - 8.60%
Alexandria Real Estate Equities, Inc.	3,608	577,280
Boston Properties, Inc.	14,417	1,157,685
Highwoods Properties, Inc.	27,683	929,318
Piedmont Office Realty Trust, Inc., Class A	63,724	864,735
		3,529,018
Residential REITs - 18.13%
Equity LifeStyle Properties, Inc.	11,776	721,869
Equity Residential	30,960	1,589,177
Invitation Homes, Inc.	56,682	1,586,529
Mid-America Apartment Communities, Inc.	15,170	1,758,961
UDR, Inc.	54,719	1,784,387
		7,440,923
Retail REITs - 11.15%
Agree Realty Corp.	19,640	1,249,890
Realty Income Corp.	32,000	1,944,000
SITE Centers Corporation	93,145	670,644
Weingarten Realty Investors	41,888	710,420
		4,574,954
Specialized REITs - 21.46%
CyrusOne, Inc.	22,632	1,584,919
Equinix, Inc.	3,287	2,498,547
Extra Space Storage, Inc.	9,784	1,046,790
Life Storage, Inc.	15,129	1,592,630
QTS Realty Trust, Inc., Class A	14,230	896,775
VICI Properties, Inc.	50,830	1,187,897
		8,807,558
Total REITS
(Cost $41,167,314)		39,831,031

SHORT-TERM INVESTMENTS - 1.03%
Money Market Fund - 1.03%
First American Treasury Obligations Fund , Class X, 0.06% (a)	423,576	423,576
Total Short-Term Investments
(Cost $423,576)		423,576

Total Investments
(Cost $41,590,890) - 98.08%		40,254,607
Other Assets in Excess of Liabilities - 1.92%		789,770
Total Net Assets - 100.00%		$41,044,377

(a) The rate quoted is the annualized seven-day yield as of September 30, 2020.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P").  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC., doing business as U.S. Bank Global Fund Services.

The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITs”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open–end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset value (“NAV”) per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of September 30, 2020:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
REITs(1)	$39,831,031	$-	$-	$39,831,031
Short-Term Investments	$423,576	-	-	$423,576
	$40,254,607	$-	$-	$40,254,607

(1) Please refer to the Schedules of Investments to view REITs segregated by sub-industry type.

During the period ended September 30, 2020, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.